UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 23, 2003



                          Sylvan Learning Systems, Inc.
               (Exact Name of Registrant as Specified in Charter)





          Maryland                      0-22844                  52-1492296
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
       of Incorporation)                                     Identification No.)





                  1001 Fleet Street, Baltimore, Maryland 21202
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (410) 843-8000

Item 7.       Financial Statements and Exhibits.

              (c)  Exhibits

Exhibit       Description
-------      -------------

99.01         Press Release issued October 23, 2003.


Item 12.    Disclosure of Results of Operations and Financial Condition

         On October 23, 2003, the Company issued a press release announcing its earnings for the third quarter ended September 30, 2003. A copy of the release is furnished as Exhibit 99.01 to this Current Report on Form 8-K. The Registrant has posted this Current Report on Form 8-K on its internet website at www.sylvan.net.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE
                                   ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYLVAN LEARNING SYSTEMS, INC.



                                             /s/ Sean R. Creamer
                                          --------------------------------------
                                           Name: Sean R. Creamer
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer

Date:  October 23, 2003

Exhibit Index

Exhibit       Description
-------       -----------

99.01         Press Release issued October 23, 2003.